Exhibit 21.1

                Subsidiaries of Hilb, Rogal and Hamilton Company
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                                                                                          State/Province of
         Name of Subsidiary                                                                 Incorporation
         ------------------                                                                 -------------
HRH Consulting Group, Inc.                                                                   New York

HRH Financial Institutions Group, Inc.                                                       Pennsylvania

HRH Insurance Services of the Coachella Valley, Inc. (2 locations)                           California

HRH Insurance Services of Central California, Inc. (3 locations)                             California

HRH of Connecticut, Inc. (2 locations)                                                       Connecticut

HRH of Northern California Insurance Services, Inc. (5 locations)                            California

HRH Security Services, Inc.                                                                  Pennsylvania

Hilb, Rogal and Hamilton Company of Alabama, Inc. (4 locations)                              Alabama

Hilb, Rogal and Hamilton Company of Arizona (3 locations)                                    Arizona

Hilb, Rogal and Hamilton Company of Atlanta, Inc.                                            Georgia

Hilb, Rogal and Hamilton Company of Baltimore                                                Maryland

Hilb, Rogal and Hamilton Company of Connecticut                                              Connecticut

Hilb, Rogal and Hamilton Company of Denver                                                   Colorado

Hilb, Rogal and Hamilton Company of the District of Columbia                                 Delaware

Hilb, Rogal and Hamilton Company of Fort Myers                                               Florida

Hilb, Rogal and Hamilton Company of Gainesville, Florida, Inc.                               Florida

Hilb, Rogal and Hamilton Company of Gainesville, Georgia                                     Georgia

Hilb, Rogal and Hamilton Company of Grand Rapids                                             Michigan

Hilb, Rogal and Hamilton Company of Illinois (2 locations)                                   Illinois

Hilb, Rogal and Hamilton Company of Massachusetts, Inc.                                      Massachusetts

Hilb, Rogal and Hamilton Company of New York, Inc.                                           New York

Hilb, Rogal and Hamilton Company of Northern New Jersey                                      New Jersey

                Subsidiaries of Hilb, Rogal and Hamilton Company

                                                                                          State/Province of
         Name of Subsidiary                                                                 Incorporation
         ------------------                                                                 -------------

Hilb, Rogal and Hamilton Company of Oklahoma                                                 Oklahoma

Hilb, Rogal and Hamilton Company of Oregon                                                   Oregon

Hilb, Rogal and Hamilton Company of Orlando                                                  Florida

Hilb, Rogal and Hamilton Company of Port Huron                                               Michigan

Hilb, Rogal and Hamilton company of Philadelphia                                             Pennsylvania

Hilb, Rogal and Hamilton Company of Pittsburgh, Inc.                                         Pennsylvania

Hilb, Rogal and Hamilton Company of Sarasota                                                 Florida

Hilb, Rogal and Hamilton Company of Savannah, Inc.                                           Georgia

Hilb, Rogal and Hamilton Company of South Florida                                            Florida

Hilb, Rogal and Hamilton Company of Southern New Jersey                                      New Jersey

Hilb, Rogal and Hamilton Company of Tampa Bay, Inc.                                          Florida

Hilb, Rogal and Hamilton Company of Texas (8 locations)                                      Texas

Hilb, Rogal and Hamilton Company of Upstate New York, Inc. (3                                Delaware
  locations)

Hilb, Rogal and Hamilton Company of Virginia (2 locations)                                   Virginia

Hilb, Rogal and Hamilton Insurance Services of San Diego, Inc.                               California

Hilb, Rogal and Hamilton Realty Company                                                      Delaware

Hilb, Rogal and Hamilton Resource Group, Ltd.                                                Virginia

Hunt Insurance Group, Inc.                                                                   Florida

Insurance One, Inc.                                                                          Delaware

Premium Funding Associates, Inc.                                                             Connecticut

Professional Practice Insurance Brokers, Inc. (3 locations)                                  California


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                Subsidiaries of Hilb, Rogal and Hamilton Company

                                                                                          State/Province of
         Name of Subsidiary                                                                 Incorporation
         ------------------                                                                 -------------

The Managing Agency, Inc.                                                                    Connecticut

Thomas M. Murphy & Associates, Inc.                                                          Connecticut

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Each of the above subsidiaries is 100% owned by the registrant, except for Hilb,
Rogal and Hamilton Company of South Florida which is 85% owned by the registrant.